Lease Liabilities	12 Months Ended
Feb. 28, 2022
Capitalized Lease Liabilities [Abstract]
LEASE LIABILITIES

17. LEASE LIABILITIES

	As of February 28
Figures in Rand thousands	2022	2021

Maturities analysis
– within one year	47,294	38,401
– within two to four years	56,868	46,576
– over four years	7,916	13,707
Present value of lease payments	112,078	98,684

Non-current liabilities	64,784	60,283
Current liabilities	47,294	38,401
	112,078	98,684

It is Group policy to lease the various commercial properties occupied by the Group’s operations and certain motor vehicles are leased in terms of instalment sale agreements. The average term of the installment sale agreements is between three to four years and interest is charged at prime linked interest rates. The Group’s obligations under instalment sale agreements are secured by the leased assets.

Property leases capitalized have an average lease term of four years and interest incurred is at an incremental borrowing rate of a similar asset. External sources of information were used to determine incremental borrowing rate of a similar asset. Total cash outflows for leases recognized in statement of cash flows ZAR 53.5 million (2021: ZAR 52.3 million).

The Group leases office building, motor vehicles and IT equipment with contract terms less than twelve months. These leases are short-term. For the financial year ended February 28, 2022, the Group recognized lease payments of ZAR 8.2 million (2021: ZAR 11.2 million) associated with these short-term leases as an expense on a straight-line basis over the lease term.